Revenue from Contracts with Customers (Tables)	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue from External Customers by Products and Services
A portion of the Company's noninterest income is derived from contracts with customers within the scope of ASC 606. The Company has disaggregated such revenues by type of service, as presented in the table below. These categories reflect how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.

	For the Year Ended December 31,
	2022	2021	2020
	(In thousands)
Service charges on deposit accounts	$30,392	$24,271	$21,560
Trust and investment advisory fees	23,593	24,588	21,102
Debit card processing fees	12,644	12,118	10,277
Other non-interest income	10,670	8,446	7,228
Total noninterest income in-scope of ASC 606	77,299	69,423	60,167
Total noninterest (loss) income out-of-scope of ASC 606	(549)	28,014	23,512
Total noninterest income	$76,750	$97,437	$83,679